SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 13, 1998
                Date of report (Date of earliest event reported)


                             BINKS SAMES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      1-1416                    36-0808480
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


            9201 West Belmont Avenue
            Franklin Park, Illinois                        60131
     (Address of Principal Executive Office)             (Zip Code)


                                  847/671-3000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         See attached press release issued by Binks Sames Corporation on July 13, 1998 (the "Press Release"). The information set forth in the Press Release is incorporated herein by reference. The Press Release includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Registrant's business contained in the Press Release are "forward-looking" rather than "historical."

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) EXHIBITS

Exhibit No.                Description
-----------                -----------

  99.1                     Press Release dated July 13, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       BINKS SAMES CORPORATION
                                       (Registrant)


Date:  July 13, 1998                   By: /s/ Dr. Donald G. Meyer
       --------------------                ------------------------------------
                                           Dr. Donald G. Meyer
                                           Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

   99.1                    Press Release dated July 13, 1998.


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